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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2007

                             MAYFLOWER BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

   MASSACHUSETTS                         000-52477              04-1618600
   -------------                         ---------              ----------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


30 SOUTH MAIN STREET, MIDDLEBORO, MASSACHUSETTS                    02346
-----------------------------------------------                    -----
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (508) 947-4343
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
---------------------------------------------------------

     On March 2, 2007, Mayflower Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the fiscal quarter and for the nine months ended January 31, 2007. For more information, reference is made to the Company's press release dated March 2, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Not applicable.

     (d)   The following exhibits are filed herewith:

           Exhibit 99.1      Press Release dated March 2, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MAYFLOWER BANCORP, INC.
                                 (Registrant)



Date: March 2, 2007              By:  /s/ Edward M. Pratt
                                      ---------------------------------
                                      Edward M. Pratt
                                      President and Chief Executive Officer